UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 30, 2007

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084                                                      55-0717455

             (Commission File No.)                      (IRS Employer Identification No.)

                2450 First Avenue
                P. O. Box 2968
                Huntington, West Virginia                                                                                                                               25728

                (Address of Principal Executive Offices)                                                                                                      (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition

    On May 30, 2007, Champion Industries, Inc. announced its financial results for the quarter and six months ended April 30, 2007. The press release announcing financial results for the quarter and six months ended April 30, 2007 is attached as Exhibit 99.1.    A conference call to discuss 2nd Quarter and six months financial results for 2007 is scheduled for Thursday, May 31 2007 and will begin at 10:00 AM Eastern time. To access the live webcast please visit www.champion-industries.com, to access the call via telephone please dial 1-800-862-9098. An archived version of the webcast will be available for 30 days.

Item 9.01 Financial Statements and Exhibits
(c) The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: May 30, 2007
/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 30, 2007 captioned "CHAMPION REPORTS 2ND BEST Q2 and SIX MONTH RESULTS IN COMPANY HISTORY, RECORD YEAR TO DATE CORE EARNINGS AND DIVIDEND".